UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 10, 2025

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-33796

Maryland	26-0630461
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
630 Fifth Avenue, Ste 2400
New York, New York	10111
(Address of principal executive offices)	(Zip Code)

(888) 895-6557
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange
9.000% Senior Notes due 2029	CIMN	New York Stock Exchange
9.250% Senior Notes due 2029	CIMO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 10, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”) for the purpose of: (i) electing one Class II Director, Phillip J. Kardis II, to serve until the annual meeting of stockholders in 2027 and two Class III Directors, Brian P. Reilly and Cynthia B. Walsh, each to serve until the annual meeting of stockholders in 2028; (ii) recommending, by a non-binding advisory vote, the Company’s executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Further information regarding all of these proposals is set forth in the Company’s Proxy Statement.

The total number of shares of common stock entitled to vote at the Annual Meeting was 80,970,256, of which 61,394,535 shares, or approximately 75.82% were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The election of one Class II Director, Phillip J. Kardis II, to serve until the annual meeting of stockholders in 2027, and two Class III Directors, Brian P. Reilly and Cynthia B. Walsh, each to serve until the annual meeting of stockholders in 2028.

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(II) Phillip J. Kardis II	41,705,180	1,551,489	351,006	17,786,860
(III) Brian P. Reilly	41,311,677	2,048,974	247,024	17,786,860
(III) Cynthia B. Walsh	41,900,210	1,392,485	314,980	17,786,860

Based on the foregoing votes, (i) Phillip J. Kardis II was elected as a Class II Director to serve on the Board until the 2027 annual meeting of stockholders and until his successor is duly elected and qualifies, (ii) Brian P. Reilly and Cynthia B. Walsh were elected as Class III Directors each to serve on the Board until the 2028 annual meeting of stockholders and until their successors are duly elected and qualify.

Proposal 2. A vote on a non-binding advisory resolution on the Company’s executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,891,475	2,291,588	424,612	17,786,860

Based on the foregoing votes, the non-binding advisory resolution on the Company’s executive compensation was approved.

Proposal 3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the current fiscal year.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,928,161	783,333	683,041	(0)

Based on the foregoing votes, the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified.

Exhibit

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIMERA INVESTMENT CORPORATION (REGISTRANT)

Date: June 11, 2025
	By:	/s/ Subramaniam Viswanathan
	Name:	Subramaniam Viswanathan
	Title:	Chief Financial Officer